SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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MOLINA HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOLINA HEALTHCARE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 4, 2003

To the Stockholders of Molina Healthcare, Inc.:

The 2003 Annual Meeting of Stockholders of Molina Healthcare, Inc. (the “Company”) will be held at 10:00 a.m. (local time) on December 4, 2003, at The Hilton Long Beach, International Ballroom located at 701 West Ocean Boulevard, Long Beach, California, 90831, for the following purposes:

1.	To elect two directors to hold office until the 2006 Annual Meeting;

2.	To ratify the selection of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 2003; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on November 7, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation, adjournment or postponement thereof.

By Order of the Board of Directors,

J. Mario Molina, M.D.

Chairman of the Board, Chief Executive Officer and President

Long Beach, California

November 6, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU ATTEND THE MEETING AND VOTE BY BALLOT, YOUR PROXY WILL BE REVOKED AUTOMATICALLY AND ONLY YOUR VOTE AT THE MEETING WILL BE COUNTED.

MOLINA HEALTHCARE, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 4, 2003

This Proxy Statement and the accompanying proxy card are furnished to stockholders of Molina Healthcare, Inc. (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2003 Annual Meeting of Stockholders to be held at The Hilton Long Beach, International Ballroom located at 701 West Ocean Boulevard, Long Beach, California, 90831, at 10:00 a.m. (local time), on December 4, 2003 or at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the form of proxy included herewith and the Annual Report for the Fiscal Year Ended December 31, 2002 are being mailed to stockholders on or about November 10, 2003.

Stockholders of record at the close of business on November 7, 2003 are entitled to notice of and to vote at the Meeting. On October 30, 2003 there were outstanding 25,268,255 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending December 31, 2003. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the Meeting and voting in person. If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company’s transfer agent, Continental Stock Transfer & Trust Company) and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in “street name” (that is, not certificate form), (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.)

The information contained in this Proxy Statement relating to the occupations and securities holdings of the Board of Directors and officers of the Company and their transactions with the Company is based upon information received from each individual in October 2003.

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting, and the election inspectors, after reviewing the votes cast, will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining whether a quorum is present and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares of Common Stock to vote on a particular matter, those shares of Common Stock will not be considered as present and entitled to vote with respect to that matter.

PROPOSAL NO. 1–ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. The terms of the current Class I Directors expire at the Meeting. Currently, the Class I Directors are George S. Goldstein, Ph.D., Ronald Lossett and Carl D. Covitz. The Directors to be elected as Class I Directors at the Meeting will serve until the 2006 Annual Meeting. All Directors serve until the expiration of their respective terms and until their respective successors are elected and qualified or until such Director’s earlier resignation, removal from office, death or incapacity. A plurality of the votes cast at the Meeting shall elect each Director. Stockholders may not grant a proxy for a greater number of persons than two, which is the number of nominees identified herein.

The Board of Directors, upon recommendation of the Corporate Governance and Nominating Committee, has nominated Dr. Goldstein and Mr. Lossett, both incumbent Directors, for election as Class I Directors. Although the Board of Directors has not yet nominated a replacement for the third Class I Director, it is contemplated that the Board of Directors will fill the vacancy as soon as a suitable candidate is identified.

In the event either nominee is unable or declines to serve as a Director at the time of the Meeting, the proxies will be voted for any nominee who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that either nominee is unable or will decline to serve as a Director.

Nominees

George S. Goldstein, Ph.D., 62, has served as our Executive Vice President, Health Plan Operations since 1999 and has served as a Director since 1998. Dr. Goldstein also served as CEO of our California health plan from 1999 through July of 2003. Before joining us, Dr. Goldstein served as Chief Executive Officer of United Health Care Corporation of Southern California and Nevada from 1996 to 1998. Dr. Goldstein also served as Senior Vice President of State Programs for Foundation Health Services, Inc. from 1993 to 1996. In Colorado and New Mexico, he held cabinet positions under three governors from 1975 to 1985, and was responsible for the Medicaid, public health, mental health and environmental programs. He earned a Ph.D. in Experimental Psychology from Colorado State University. Dr. Goldstein’s term as a Class I Director expires at the Meeting.

Ronald Lossett, CPA, D.B.A., 61, has served as a Director since 2002. Mr. Lossett served as a director of our California health plan from 1997 to 2002. He was President and Chief Executive Officer of EPIC, L.P., a physician practice management company, until his retirement in 2000 and was Chairman of the Board of Pacific Physician Services, Inc. and Chief Executive Officer prior to its merger with MedPartners, Inc. in 1996. Mr. Lossett is a certified public accountant. Mr. Lossett’s term as a Class I Director expires at the Meeting.

The Board of Directors recommends that the stockholders vote FOR the election of each nominee listed above.

Directors

J. Mario Molina, M.D., 45, has served as our President and Chief Executive Officer since succeeding his father and company founder, Dr. C. David Molina, in 1996. He has also served as a Director and our Chairman of the Board since 1996. Prior to that, he served as Medical Director of the California health plan from 1991 through 1994 and was the Vice President of the California health plan responsible for provider contracting and relation member services, market and quality assurance from 1994 to 1996. Dr. Molina presently serves as a member of the Financial Solvency Standards Board (which is an advisory committee to the California State Department of Managed Health Care), and is a member of the board of the California Association of Health Plans. He earned an M.D. from the University of Southern California and performed his medical internship and residency at the Johns Hopkins Hospital. Dr. Molina is the brother of John C. Molina and M. Martha Bernadett, M.D. Dr. Molina’s term as a Class III Director expires at the 2005 Annual Meeting.

John C. Molina, J.D., 39, has served as our Executive Vice President, Financial Affairs since 1995, our Treasurer since 2002 and our Chief Financial Officer since 2003. He also has served as a Director since 1994. Mr. Molina has been employed by us for 23 years in a variety of positions. Mr. Molina is a past president of the California Association of Primary Care Case Management Plans. He earned a J.D. from the University of Southern California School of Law. Mr. Molina is the brother of J. Mario Molina, M.D. and M. Martha Bernadett, M.D. Mr. Molina’s term as a Class II Director expires at the 2004 Annual Meeting.

Ronna Romney, 60, has served as a Director since 1999 and also has served as a director of our Michigan health plan since 1999. She has served as a director for Park-Ohio Holding Corporation, a publicly traded logistics company, from 1999 to the present. Ms. Romney was a candidate for the United States Senate in 1996. She has published two books. From 1989 to 1993 she served as Chairperson of the President’s Commission on White House Fellowships. From 1984 to 1992, Ms. Romney served as the Republican National Committeewoman for the state of Michigan, and from 1982 to 1985, she served as Commissioner of the Presidents’ National Advisory Council on Adult Education. Ms. Romney’s term as a Class III Director expires at the 2005 Annual Meeting.

Charles Z. Fedak, CPA, M.B.A., 52, has served as a Director since 2002. Mr. Fedak founded Charles Z. Fedak & Co., Certified Public Accountants, in 1981 and has practiced as a certified public accountant with that firm since that date. He was previously employed by KPMG Peat Marwick (formerly KPMG Main Hurdman) from 1975 to 1980. Mr. Fedak’s term as a Class II Director expires at the 2004 Annual Meeting.

Carl D. Covitz, 64, has served as a Director since February 2003. Mr. Covitz has been the owner and president of Landmark Capital, Inc., a national real estate development and investment company, since 1973. From 1990 to 1993, he served as the Secretary of Business, Transportation and Housing of the State of California. From 1987 to 1989 Mr. Covitz served as Deputy Secretary of the U.S. Department of Housing and Urban Development. He is a director of Arden Realty Inc., a publicly-traded real estate investment trust, and the SunAmerica Annuity Funds. Mr. Covitz is the past Chairman of the Board of the Federal Home Loan Bank of San Francisco. He earned an M.B.A. from the Columbia University Graduate School of Business. Mr. Covitz’s term as a Class I Director expires at the Meeting.

Sally K. Richardson, 70, has served as our Director since May 2003. Since 1999, Ms. Richardson has served as the Executive Director of the Institute for Health Policy Research and as Associate Vice President for the Health Sciences Center of West Virginia University. From 1997 to 1999, she served as the Director of the Center for Medicaid and State Operations, Health Care Financing Administration, U.S. Department of Health and Human Services. Ms. Richardson served as a member of the White House Health Care Reform Task Force in 1993. She currently serves on the National Advisory Committee on Rural Health, U.S. Department of Health and Human Resources, and the Policy Council, National Office of March of Dimes. Ms. Richardson’s term as a Class II Director expires at the 2004 Annual Meeting.

Executive Officers

J. Mario Molina, M.D., John C. Molina, J.D. and George S. Goldstein, Ph.D. and the following persons are our executive officers:

Mark L. Andrews, Esq., 46, has served as our Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary since 1998. He also has served as a member of the Executive Committee of our executive officers since 1998. Before joining us, Mr. Andrews was a partner at Wilke, Fleury, Hoffelt, Gould & Birney of Sacramento, California from 1984 through 1997, where he chaired that firm’s health care and employment law groups and represented us as outside counsel from 1994 through 1997. He earned a J.D. from Hastings College of the Law.

M. Martha Bernadett, M.D., M.B.A., 40, has served as Executive Vice President, Development since 2002. From 1992-1994 she worked as a staff physician in family practice, from 1994-1996 she served as Associate Medical Director, from 1996-1999 she served as Vice President responsible for provider contracting and relations, network development, provider information, process improvement, credentialing and facility site review. Since 1999 she has served as Vice President and General Manager of the staff model operations of Molina Healthcare of California. Dr. Bernadett currently serves on the California Health Manpower Policy Commission and is the Principal Investigator on a grant from The Robert Wood Johnson Foundation to improve healthcare access for Latinos. She earned an M.D. from the University of California, Irvine and an M.B.A. from Pepperdine University. Dr. Bernadett is the sister of J. Mario Molina, M.D. and John C. Molina.

Officers are appointed annually by the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company and the board of directors of the corporation that preceded the Company prior to the Company’s reincorporation merger which occurred shortly before its initial public offering held an aggregate of ten meetings during the year ended December 31, 2002. All of the directors who were on the Board or the board of directors of the Company’s predecessor during 2002 attended at least 75% of the total number of meetings of the board of directors and committees on which they served. Mr. Covitz and Ms. Richardson were appointed to the Board of Directors of the Company in 2003 and therefore did not attend any meetings during 2002.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

Audit Committee.    The Audit Committee has the functions of, among others (i) reviewing the adequacy of the Company’s internal system of accounting controls, (ii) meeting with the independent public accountants and management to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent public accountants on the results, scope and terms of their work and the recommendations of the independent public accountants concerning the financial practices, controls, procedures and policies employed by the Company, (iii) resolving disagreements between management and the independent public accountants regarding financial reporting, (iv) reviewing the financial statements of the Company, (v) selecting, evaluating and, when appropriate, replacing the independent accountants, (vi) reviewing and approving fees to be paid to the independent public accountants, (vii) reviewing and approving related-party transactions, (viii) reviewing and approving all permitted non-audit services to be performed by the independent public accountants, (ix) establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters and (x) considering other appropriate matters regarding the financial affairs of the Company.

The Audit Committee is currently comprised of Mr. Lossett (Chairman), Mr. Fedak and Mr. Covitz, each of whom is “independent” as defined under New York Stock Exchange, Inc. (“NYSE”) listing standards. During the year ended December 31, 2002, the Audit Committee and the audit committee of the corporation that preceded the Company prior to its reincorporation merger held an aggregate of three meetings.

Compensation Committee.    The Compensation Committee, currently comprised of Mr. Fedak (Chairman), Ms. Romney, Ms. Richardson and Mr. Covitz, all non-employee Directors who meet NYSE listing standards for “independence”, oversees the Company’s executive compensation programs and policies and is responsible for determining grants of options to purchase Common Stock under the Molina Healthcare, Inc. 2002 Equity Incentive Plan. During the year ended December 31, 2002, the Compensation Committee and the compensation committee of the corporation that preceded the Company prior to its reincorporation merger held an aggregate of four meetings.

Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee was formed in June 2002 and is responsible for reviewing matters of corporate governance and recommending to the full Board candidates for election to the Board of Directors. The Corporate Governance and Nominating Committee will consider director nominees recommended by security holders if properly submitted as described below in the “Other Information” section. This Committee currently consists of Ms. Romney (Chairman), Mr. Lossett and Ms. Richardson, each of whom is “independent” under NYSE listing standards. During 2002, the Committee and the corporate governance and nominating committee of the corporation that preceded the Company prior to its reincorporation merger did not hold any meetings.

COMPENSATION OF DIRECTORS

We pay each non-employee director an annual retainer of $35,000. We also pay an additional annual retainer of $7,500 to the chair of the audit committee, $5,000 to each audit committee member and $2,500 to each of the chairs of the other committees. We pay each non-employee director $1,200 for each board and committee meeting attended in person; provided, however, audit committee members receive $2,400 for each audit committee meeting. Non-employee directors receive $600 for participation in telephonic meetings. Each non-employee director receives annually an option to purchase 4,000 shares of common stock, vested immediately, with an exercise price equal to fair market value at the time of grant. In addition, each non-employee director receives upon his or her election to the board of directors an option to purchase 10,000 shares of common stock, vesting over three years, with an exercise price equal to fair market value at the time of grant. Such options granted to each of our current non-employee directors became fully vested upon our initial public offering. We also pay certain expenses incurred by the directors.

We may, in our discretion, grant additional stock options and other equity awards to our non-employee directors from time to time under the 2002 Equity Incentive Plan. The board may also decide to have automatic annual option grants under the 2002 Equity Incentive Plan.

Each of our non-employee directors purchased shares of common stock in our initial public offering at $17.50 per share. The numbers of shares purchased were as follows: 4,000 by Ms. Romney and 2,000 by her spouse; 20,000 by Mr. Lossett, 6,000 by Mr. Fedak, 25,000 by Mr. Covitz, and 4,000 by Ms. Richardson.

PROPOSAL NO. 2–RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors, upon recommendation of the Audit Committee, has selected Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending December 31, 2003 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Meeting. Ernst & Young LLP has audited the Company’s financial statements since 2000. During fiscal year 2002, Ernst & Young LLP served as the Company’s independent accountants and provided certain tax services. A representative of Ernst & Young LLP is expected to be present at the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Disclosure of Auditor Fees

The description of the fees billed to the Company by Ernst & Young LLP during the year ended December 31, 2002 is set forth below.

Audit Fees for the year ended December 31, 2002	$384,000

Audit Related Fees including SEC registration statements, comfort letters and consents, employee benefit plan audit, due diligence, and accounting consultation	$674,000

Tax Fees	$227,000

Financial Information Systems Design and Implementation Fees	0

All Other Fees including corporate finance assistance	$1,016,000

The Audit Committee has considered the nature of the services underlying these fees and does not consider them to be incompatible with the independent accountants’ independence.

Vote Required.    Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent public accountants is not required by the Company’s Bylaws or other applicable legal requirements. The Board of Directors, however, is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors and the Company’s Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of Ernst & Young LLP as the Company’s independent accountants.

The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent accountants for the year ending December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of October 30, 2003 by:

•	each person, entity or group known by us to own beneficially more than 5% of our outstanding common stock,

•	each of our named executive officers and directors and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons or entities that possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of stock options or warrants that are immediately exercisable or exercisable within 60 days. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding these options but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each of the named individuals is c/o Molina Healthcare, Inc., One Golden Shore Drive, Long Beach, California 90802.

Percentage ownership calculations are based on 25,268,255 shares outstanding as of October 30, 2003.

Name	Beneficial Ownership
	Number of Shares Beneficially Owned (1)	Percentage of Outstanding Shares
J. Mario Molina, M.D. (2)	661,121	2.6%
John C. Molina, J.D. (3)	5,715,056	22.6%
William Dentino (4)	10,494,181	41.5%
Curtis Pedersen (5)	9,514,605	37.7%
Mary R. Molina Living Trust (6)	4,614,536	18.3%
Molina Marital Trust (7)	3,647,069	14.4%
Molina Siblings Trust (8)	3,356,000	13.3%
MRM GRAT 301/3 (9)	1,056,678	4.2%
MRM GRAT 903/2 (10)	1,250,000	4.9%
George S. Goldstein, Ph.D. (11)	160,000	*
Mark L. Andrews, Esq. (12)	176,800	*
M. Martha Bernadett, M.D. (13)	664,460	2.6%
Ronna Romney (14)	20,000	*
Ronald Lossett, CPA, D.B.A. (15)	34,000	*
Charles Z. Fedak, CPA, M.B.A. (16)	20,000	*
Carl D. Covitz (17)	39,000	*
Sally K. Richardson (18)	18,000	*
All executive officers and directors as a group (10 persons) (19)	7,508,437	29.7%

*	Denotes less than 1%.

(1)	As required by SEC regulation, the number of shares shown as beneficially owned includes shares which could be purchased within 60 days after October 30, 2003.

(2)	Includes 486,440 shares owned by J. Mario Molina, M.D.; 160,000 shares owned by the Molina Family Partnership, L.P., of which Dr. Molina is the general partner with sole voting and investment power; and 14,681 shares owned by Dr. Molina and Therese A. Molina as community property as to which Dr. Molina has shared voting and investment power. Dr. Molina is a Director and our President and Chief Executive Officer.

(3)	Includes 426,676 shares owned by John C. Molina, J.D.; 11,881 shares owned by Mr. Molina and Michelle A. Molina as community property as to which Mr. Molina has shared voting and investment power; 192,303 shares owned by the John C. Molina Trust (1995), of which Mr. Molina and Mr. Dentino are co-trustees with shared investment power and Mr. Molina is the beneficiary, and as to which Mr. Molina has sole voting power pursuant to a proxy; 62,933 shares owned by the Molina Children’s Trust for John C. Molina (1997), of which Mr. Molina and Mr. Dentino are co-trustees with shared voting and investment power and Mr. Molina is the beneficiary; 3,356,000 shares owned by the Molina Siblings Trust, of which Mr. Molina is the trustee with sole voting and investment power and J. Mario Molina, M.D., M. Martha Bernadett, M.D., Josephine M. Battiste, Janet M. Watt and Mr. Molina are the beneficiaries; 1,056,678 shares owned by the MRM GRAT 301/3, of which Mr. Molina is the trustee with sole voting and investment power, Mary R. Molina, our former director and the mother of J. Mario Molina, M.D., John C. Molina, J.D. and M. Martha Bernadett, M.D., is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries; 323,058 shares owned by the MRM GRAT 502/2, of which Mr. Molina is the trustee with sole voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries; 238,133 shares owned by the MRM GRAT 303/2, of which Mr. Molina is the trustee with sole voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries; and 50,394 shares owned by the M/T Molina Children’s Education Trust, of which Mr. Molina is the trustee with sole voting and investment power and J. Mario Molina, M.D.’s children are the beneficiaries. Mr. Molina is a Director and our Executive Vice President, Financial Affairs, Chief Financial Officer and Treasurer.

(4)	Includes 1,000 shares held by Mr. Dentino; 4,614,536 shares owned by the Mary R. Molina Living Trust, of which Mr. Dentino and Curtis Pedersen are co-trustees with shared voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries; 3,647,069 shares owned by the Molina Marital Trust, of which Mr. Dentino and Mr. Pedersen are co-trustees with shared voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries; 1,250,000 shares owned by the MRM GRAT 903/2, of which Mr. Dentino and Mr. Pederson are co-trustees with shared voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries; 192,303 shares owned by the John C. Molina Trust (1995), of which Mr. Molina and Mr. Dentino are co-trustees with shared investment power and Mr. Molina is the beneficiary, and as to which Mr. Molina has sole voting power pursuant to a proxy; 237,303 shares owned by the Janet M. Watt Trust (1995), of which Ms. Watt and Mr. Dentino are co-trustees with shared investment power and Ms. Watt is the beneficiary, as to which Ms. Watt has sole voting power pursuant to a proxy; 237,303 shares owned by the Josephine M. Molina Trust (1995), of which Ms. Battiste and Mr. Dentino are co-trustees with shared investment power and Ms. Battiste is the beneficiary, as to which Ms. Battiste has sole voting power pursuant to a proxy; 62,933 shares owned by the Molina Children’s Trust for John C. Molina (1997), of which Mr. Molina and Mr. Dentino are co-trustees with shared voting and investment power and Mr. Molina is the beneficiary; 125,867 shares owned by the Molina Children’s Trust for Janet M. Watt (1997), of which Mr. Dentino and Janet M. Watt are co-trustees with shared voting and investment power and Ms. Watt is the beneficiary; and 125,867 shares owned by the Molina Children’s Trust for Josephine M. Molina (1997), of which Mr. Dentino and Josephine M. Battiste are co-trustees with shared voting and investment power and Ms. Battiste is the beneficiary. Mr. Dentino is counsel to Mrs. Molina and has provided legal services to various Molina family members and entities in which they have interests. His address is 555 Capitol Mall, Suite 1500, Sacramento, California 95814.

(5)	Includes 3,000 shares owned by Mr. Pedersen and Rosi A. Pedersen as community property, as to which Mr. Pedersen has shared voting and investment power; 4,614,536 shares owned by the Mary R. Molina

Living Trust, of which Mr. Pedersen and Mr. Dentino are co-trustees with shared voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries; 3,647,069 shares owned by the Molina Marital Trust, of which Mr. Pedersen and Mr. Dentino are co-trustees with shared voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries; and 1,250,000 shares owned by the MRM GRAT 903/2, of which Mr. Dentino and Mr. Pederson are co-trustees with shared voting and investment power, Mrs. Molina is the income beneficiary and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries. Mr. Pedersen is the uncle of J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste.

(6)	Beneficial ownership is described in footnotes 4 and 5.

(7)	Beneficial ownership is described in footnotes 4 and 5.

(8)	Beneficial ownership is described in footnote 3.

(9)	Beneficial ownership is described in footnote 3.

(10)	Beneficial ownership is described in footnotes 4 and 5.

(11)	Includes 160,000 shares which may be purchased pursuant to options. Dr. Goldstein is our Director and Executive Vice President, Health Plan Operations.

(12)	Includes 176,800 shares which may be purchased pursuant to options. Mr. Andrews is our Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary.

(13)	Includes 549,459 shares owned by M. Martha Bernadett, M.D.; 14,681 shares owned by Dr. Bernadett and Faustino Bernadett as community property, as to which Dr. Bernadett has shared voting and investment power; 86,505 shares owned by 11 trusts, of which Dr. Bernadett is the trustee with sole voting and investment power and 11 of Mary R. Molina’s grandchildren and step-grandchildren are the beneficiaries; and 13,995 shares owned by nine trusts, of which Dr. Bernadett is the trustee with sole voting and investment power and nine of Mary R. Molina’s grandchildren are the beneficiaries. Dr. Bernadett is our Executive Vice President, Development, and the sister of J. Mario Molina, M.D. and John C. Molina, J.D.

(14)	Includes 4,000 shares own by Ms. Romney; 2,000 shares owned by Ms. Romney’s spouse; and 14,000 shares which may be purchased pursuant to options. Ms. Romney is our director.

(15)	Includes 20,000 shares owned by the Lossett Family Trust, of which Mr. Lossett is a co-trustee with shared voting and investment power and Mr. Lossett is a beneficiary; and 14,000 shares which may be purchased pursuant to options. Mr. Lossett is our director.

(16)	Includes 6,000 shares owned by Mr. Fedak and Mari L. Fedak as community property as to which Mr. Fedak has shared voting and investment power; and 14,000 shares which may be purchased pursuant to options. Mr. Fedak is our director.

(17)	Includes 25,000 shares owned by the Covitz Family Trust, of which Mr. Covitz is a co-trustee with shared voting and investment power and Mr. Covitz is a beneficiary; and 14,000 shares which may be purchased pursuant to options. Mr. Covitz is our director.

(18)	Includes 4,000 shares owned by Ms. Richardson and Don R. Richardson as joint tenants, as to which Mr. Richardson has shared voting and investment power; and 14,000 shares which may be purchased pursuant to options. Ms. Richardson is our director.

(19)	Includes all shares beneficially owned or which may be purchased by J. Mario Molina, M.D., John C. Molina, J.D., George S. Goldstein, Ph.D., Mark L. Andrews, Esq., M. Martha Bernadett, M.D., Ronna Romney, Ronald Lossett, CPA, D.B.A., Charles Z. Fedak, CPA, M.B.A., Carl D. Covitz, and Sally K. Richardson.

RELATED PARTY TRANSACTIONS

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and our executive officers and certain other key officers. The indemnification agreements provide that the director or officer will be indemnified to the fullest extent not prohibited by law for claims arising in such person’s capacity as a director or officer. We believe that these agreements are necessary to attract and retain skilled management with experience relevant to our industry.

Option Settlements

On November 7, 2002, we agreed to acquire fully vested stock options to purchase 640,000 shares and a related put option held by George S. Goldstein, Ph.D. through a cash payment of $7,660,000. The cash payment was determined based on the negotiated fair value per share in excess of the exercise price of the options to purchase the 640,000 shares as if the options were exercised and the shares repurchased. The cash settlement resulted in a 2002 fourth quarter compensation charge to us of $6,880,000.

On November 7, 2002, we agreed to acquire fully vested stock options to purchase 95,200 shares held by Mark L. Andrews, Esq. through a cash payment of $1,023,000. The cash payment was determined based on the negotiated fair value per share in excess of the exercise price of the options to purchase the 95,200 shares as if the options were exercised and the shares repurchased. The cash settlement resulted in a 2002 fourth quarter compensation charge to us of $915,500.

Loans

In 1996, we received a note receivable from the Molina Family Trust (of which Mary R. Molina, mother of J. Mario Molina, M.D. and John C. Molina, J.D., is the trustee and beneficiary) for the purchase of two medical buildings, which were subsequently leased to us (see “Facility Leases” below for a more detailed discussion). The note receivable was secured by the two medical buildings and bore interest at 7% with monthly payments of $2,295 due to be made through September 30, 2026. The balance outstanding at December 31, 2002 was $316,000. The Molina Family Trust is not a beneficial owner of our common stock. The remaining balance outstanding was repaid on May 30, 2003.

In 2001, we received a note receivable from the Molina Siblings Trust (of which John C. Molina, J.D. is the trustee and J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the beneficiaries) for the purchase of a medical building, which was subsequently leased to us (see “Facility Leases” below for discussion). The balance outstanding on the note receivable at December 31, 2001 was $1,063,000. The note receivable was repaid in December 2002. The Molina Siblings Trust is an approximately 13.3% beneficial owner of our common stock.

In 2000, we extended a $500,000 credit line to the Molina Siblings Trust. The balance outstanding, which bore interest at 7%, was due in 2010 and was secured by 86,189 shares of our common stock. The balance outstanding at December 31, 2002 was $388,000. The remaining balance outstanding was repaid on May 30, 2003.

Facility Leases

The agreement to lease the two medical buildings from the Molina Family Trust was entered into in April 1995. These leases have five five-year renewal options and the rates may change every five years based on the Consumer Price Index. Effective May 2001, we entered into a similar agreement with the Molina Siblings Trust for the lease of another medical clinic. The lease with the Molina Siblings Trust is for seven years with two 10-year renewal options and provides for fixed annual rate increases of 3% during the base term. Rental expense for these leases totaled $390,000 for the year ended December 31, 2002. Rental rates under these leases are equal to the average of the rates of our leases with third parties as a means of approximating fair value. Future minimum lease payments are as follows: $96,000 in the last three months of 2003; $414,000 in 2004; $337,000 in 2005; $318,000 in 2006; $327,000 in 2007 and $82,000 thereafter.

Services Contracts

We received architecture services from a firm in which Janet M. Watt, sister of J. Mario Molina, M.D., John C. Molina, J.D. and M. Martha Bernadett, M.D., was formerly a partner through 2001. Ms. Watt is a less than 1.0% beneficial owner of our common stock. We also received technology services from Laurence B. Watt, husband of Janet M. Watt. Aggregate payments for these services during the year ended December 31, 2002 were $86,000. The contracts under which these services were provided have been terminated.

Split-Dollar Life Insurance

We are a party to Collateral Assignment Split-Dollar Insurance Agreements with the Molina Siblings Trust. We agreed to make premium payments towards the life insurance policies held by the Molina Siblings Trust on the life of Mary R. Molina, a former employee and director and a current stockholder, in exchange for services from Mrs. Molina when she served on our board of directors and was the director of our Child Health and Disability Prevention Department. The aggregate cash surrender value of the policies as of December 31, 2002 was $1,237,306. We are not an insured under the policies, but are entitled to receive repayment of all premium advances from the Molina Siblings Trust upon the earlier of Mrs. Molina’s death or cancellation of the policies. Advances during December 31, 2002 were $653,000. Receivables at December 31, 2002 were discounted based on Mrs. Molina’s remaining actuarial life using discount rates commensurate with instruments of similar terms and risk characteristics (4% for 2002). Such receivables totaled $1,496,000 at December 31, 2002, and are secured by the cash surrender values of the policies.

Redemption and Repurchase of Stock

In January and February 2003, we redeemed 1,201,174 shares of our common stock at $16.98 per share from Janet M. Watt, Josephine M. Battiste, the Mary R. Molina Living Trust, the Mary Martha Molina Trust (1995), the Janet M. Watt Trust (1995) and the Josephine M. Molina Trust (1995). These stockholders held a combined interest of 40.0% prior to the redemption, which was reduced to 36.2%. The total cash payment of $20,390,000 was made from available cash reserves. The remainder beneficiaries of the Mary R. Molina Living Trust are J. Mario Molina, M.D., John C. Molina, J.D., M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste. We agreed to the redemptions in response to requests for prompt liquidity by certain stockholders.

In July 2003, we completed a previously contemplated repurchase of an aggregate of 1,120,571 shares of our common stock from two stockholders at $17.50 per share or an aggregate purchase price of $19,610,000. We purchased 912,806 shares owned by the MRM GRAT 301/2, of which John C. Molina was the trustee, Mary R. Molina was the income beneficiary and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste were the remainder beneficiaries, and 207,765 shares owned by the Mary R. Molina Living Trust, of which Mary R. Molina is the current beneficiary and J. Mario Molina, M.D., John C. Molina, M. Martha Bernadett, M.D., Janet M. Watt and Josephine M. Battiste are the remainder beneficiaries. The trusts held a combined interest of approximately 27.5% prior to the repurchase, which was reduced to 23.5%.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation earned in fiscal years 2002, 2001 and 2000 by individuals who served as our Chief Executive Officer and the remaining four most highly compensated executive officers as of December 31, 2002, 2001 and 2000. We refer to these executives collectively as our named executive officers.

	Year	Annual Compensation			Long-Term Compensation Awards
Name And Principal Position		Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Securities Underlying Options (#) (2)	Securities Underlying Options ($) (3)	All Other Compensation ($) (4)
J. Mario Molina, M.D.	2002	$567,308	$500,000	$4,200	—	$—	$7,430	(5)
Chief Executive Officer, President and Chairman	2001 2000	400,000 300,000	250,000 300,000	7,200 7,200	— —	— —	7,100 6,800	(5) (5)

John C. Molina, J.D.	2002	453,846	278,592	4,200	—	—	7,013	(6)
Executive Vice President, Financial Affairs, Chief Financial Officer, Treasurer and Director	2001 2000	250,272 250,272	175,000 94,000	7,200 7,200	— —	— —	7,013 6,800	(6) (6)

George S. Goldstein, Ph.D.	2002	406,646	160,973	8,450	—	—	9,176	(7)
Executive Vice President, Health Plan Operations and Director	2001 2000	327,691 276,534	116,969 98,803	7,300 7,200	160,000 —	1,206,240 —	8,647 6,800	(7) (7)

Mark L. Andrews, Esq.	2002	362,169	129,336	4,550	—	—	7,277	(8)
Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary	2001 2000	287,290 246,692	80,400 73,913	7,250 5,700	72,000 —	542,808 —	7,037 6,800	(8) (8)

M. Martha Bernadett, M.D.	2002	280,978	99,000	6,900	—	—	6,960	(9)
Executive Vice President, Development	2001 2000	198,035 198,035	128,723 59,410	6,900 7,200	— —	— —	6,960 6,800	(9) (9)

(1)	Auto allowances

(2)	Options granted to each named executive officer during 2002, 2001 and 2000 to purchase the Company’s common shares.

(3)	Estimated fair value of the options on the date of grant.

(4)	All other compensation includes employer matching contributions under the Company’s 401(k) plan and the portion of premiums on life insurance benefits in excess of $50,000.

(5)	401(k) contributions of $6,800 in 2002, 2001 and 2000 and insurance premiums of $630 and $300 in 2002 and 2001, respectively.

(6)	401(k) contributions of $6,800 in 2002, 2001 and 2000 and insurance premiums of $213 in 2002 and 2001.

(7)	401(k) contributions of $6,800 in 2002, 2001 and 2000 and insurance premiums of $2,376 and $1,847 in 2002 and 2001, respectively.

(8)	401(k) contributions of $6,800 in 2002, 2001 and 2000 and insurance premiums of $477 and $237 in 2002 and 2001, respectively.

(9)	401(k) contributions of $6,800 in 2002, 2001 and 2000 and insurance premiums of $160 in 2002 and 2001.

Option Grants In Last Fiscal Year.    We did not grant any stock options during the fiscal year ended December 31, 2002 to our named executive officers.

Year-End Option Exercise and Option Value Table.    The following table sets forth information concerning the number and value of unexercised options to purchase common stock held by the named executive officers. There was no public trading market for our common stock as of December 31, 2002. Accordingly, the values of the unexercised in-the-money options have been calculated on the basis of the estimated fair market value at December 31, 2002 of $16.98 per share, as determined by our board of directors, based on comparable market values of similar companies and discounted cash flows valuation techniques. The options indicated as unexercisable in the following table vested upon the closing of our initial public offering.

Aggregated Option Exercises in Fiscal Year Ended December 31, 2002

And Fiscal Year-End Option Values

Name	Number of Shares Acquired in Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End Using Initial Public Offering price of $17.50 per share
			Exercisable	Unexercisable	Exercisable	Unexercisable	Exercisable	Unexercisable
J. Mario Molina, M.D.	—	$—	—	—	$—	$—	$—	$—
John C. Molina, J.D.	—	—	—	—	—	—	—	—
George S. Goldstein, PhD.	—	—	80,000	80,000	998,000	998,000	1,040,000	1,040,000
Mark L. Andrews, Esq.	—	—	128,800	48,000	1,868,780	598,800	1,936,400	624,000
M. Martha Bernadett, M.D.	—	—	—	—	—	—	—	—

Employment Agreements

We have entered into employment agreements with our Chief Executive Officer, J. Mario Molina, M.D., our Executive Vice President, Financial Affairs, Chief Financial Officer and Treasurer, John C. Molina, J.D., our Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary, Mark L. Andrews, our Executive Vice President, Health Plan Operations, George S. Goldstein, Ph.D., and our Executive Vice President, Development, M. Martha Bernadett, M.D.

The agreements each have an initial term with automatic one year extensions. The agreement with Dr. Molina has an initial term of three years which began on January 1, 2002, a base annual salary of $500,000 and a discretionary annual bonus of up to the lesser of $500,000 or 1% of our earnings before interest, taxes, depreciation and amortization for such year. The agreement with John C. Molina has an initial term of two years which began on January 1, 2002, a base annual salary of $400,000 and a discretionary annual bonus of up to 50% of his base annual salary. The agreement with Mark L. Andrews has an initial term of three years which began on December 1, 2001, a base annual salary of $323,400 and a discretionary annual bonus of up to 40% of his base annual salary. The agreement with Dr. Goldstein has an initial term of three years which began on December 1, 2001, a base annual salary of $358,400 and a discretionary bonus of up to 45% of his base annual salary. The agreement with Dr. Bernadett has an initial term of one year which began on January 1, 2002, a base annual salary of $300,000 and a discretionary bonus of up to 33% of her base annual salary.

These agreements provide for their continued employment for a period of two years following the occurrence of a change of control (as defined below) of our ownership. Under these agreements, each executive’s terms and conditions of employment, including his rate of base salary, bonus opportunity, benefits and his title, position, duties and responsibilities, are not to be modified in a manner adverse to the executive following the change of control. If an eligible executive’s employment is terminated by us without cause (as defined below) or is terminated by the executive for good reason (as defined below) within two years of a change of control, we will provide the executive with two times the executive’s annual base salary and target bonus for the year of termination, full vesting of Section 401(k) employer contributions and stock options, and continued retirement, deferred compensation, health and welfare benefits for the earlier of three years or the date the executive receives substantially similar benefits from another employer. Additionally, if the executive’s employment is terminated by us without cause or the executive resigns for good reason before a change of control, the executive will be entitled to receive one year’s base salary, the target bonus for the year of the employment termination, full vesting of Section 401(k) employer contributions and stock options and continued retirement, deferred compensation, health and welfare benefits for the earlier of eighteen months or the date the executive receives substantially similar benefits from another employer. Payment of severance benefits is contingent upon the executive signing a release agreement waiving claims against us.

The agreements also ensure that an executive who receives severance benefits—whether or not in connection with a change in control—will also receive various benefits and payments otherwise earned by or owing to the executive for his prior service. Such an executive will receive a pro-rata target bonus for the year of his employment termination and payment of all accrued benefit obligations. We will also make additional payments to any eligible executive who incurs any excise taxes pursuant to the golden parachute provisions of the Internal Revenue Code in respect of the benefits and other payments provided under the agreement or otherwise on account of the change of control. The additional payments will be in an amount such that, after taking into account all applicable federal, state and local taxes applicable to such additional payments, the executive is able to retain from such additional payments an amount equal to the excise taxes that are imposed without regard to these additional payments.

A change of control generally means a merger or other change in corporate structure after which the majority of our stockholders are no longer stockholders, a sale of substantially all of our assets or our approved dissolution or liquidation. Cause is generally defined as the occurrence of one or more acts of unlawful actions involving moral turpitude or gross negligence or willful failure to perform duties or intentional breach of obligations under the employment. Good reason generally means the occurrence of one or more events that have an adverse effect on the executive’s terms and conditions of employment, including any reduction in the executive’s base salary, a material reduction of the executive’s benefits or substantial diminution of the executive’s incentive awards or fringe benefits, a material adverse change in the executive’s position, duties, reporting relationship, responsibilities or status with us, the relocation of the executive’s principal place of employment to a location more than 50 miles away from his prior place of employment or an uncured breach of the employment agreement. However, no reduction of salary or benefits will be good reason if the reduction applies to all executives proportionately.

On November 7, 2002, we agreed to acquire fully vested stock options to purchase 640,000 shares and a related put option held by George S. Goldstein, Ph.D. through a cash payment of $7,660,000. The cash payment was determined based on the negotiated fair value per share in excess of the exercise price of the 640,000 shares as if the options were exercised and the shares repurchased. The cash settlement resulted in 2002 fourth quarter compensation charge of $6,880,000.

On November 7, 2002, we agreed to acquire fully vested stock options to purchase 95,200 shares held by Mr. Andrews through a cash payment of $1,023,400. The cash payment was determined based on the negotiated fair value per share in excess of the exercise price of the 95,200 shares as if the options were exercised and the shares repurchased. The cash settlement resulted in a 2002 fourth quarter compensation charge of $915,500.

Except as discussed above, there are no other equity instruments issued by us whereby holders have a put right to require us to repurchase their shares at their election. In addition, we do not anticipate additional purchases of vested options or shares from other holders.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

The Audit Committee operates under a written charter adopted by the Board of Directors on February 27, 2003, a copy of which is included as Appendix A to this Proxy Statement. The Board of Directors amended the charter in light of, among other factors, new obligations imposed by the Sarbanes-Oxley Act of 2002 and anticipated New York Stock Exchange, Inc. listing standards.

Management is responsible for the implementation of the Company’s internal controls and the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and various other financial reporting-related functions. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion, based upon their audit, as to the conformity of such financial statements with generally accepted accounting principles. The Audit Committee is responsible for, among other things, oversight and monitoring of these processes.

In this context, the Audit Committee met at least quarterly and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2002 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit.

On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. The Audit Committee met with representatives of management and our independent accountants to further the Audit Committee members’ understanding of the Act.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence from the Company.

Based on the review discussed above, the Audit Committee recommended to the Board of Directors that the Company retain Ernst & Young LLP as the independent accountants for fiscal 2003 and the Board of Directors concurred with its recommendation.

Audit Committee

Ronald Lossett, CPA, D.B.A,

    Chairman

Charles Z. Fedak, CPA, M.B.A.

Carl D. Covitz, M.B.A.*

* Mr. Covitz was appointed to the Audit Committee on February 27, 2003.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

The Compensation Committee of the Board of Directors is composed entirely of directors who have never served as officers of the Company and who meet the criteria for independence established by applicable law and the New York Stock Exchange, Inc. The Committee is responsible for developing and adopting the Company’s executive compensation policies. In general, the compensation policies adopted by the Committee are designed (1) to attract and retain executives capable of leading the Company to meet its business objectives, and (2) to motivate the Company’s executives to enhance long-term stockholder value.

The Company’s compensation program consists of salary and performance-based bonuses and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company’s business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience. The Committee develops its executive compensation program with reference to current data available regarding enterprises in the managed care markets. Actual compensation levels may be greater or less than the median levels depending upon annual and long-term performance by the Company and the particular individual.

Executive Officer Compensation

The Company’s executive officer compensation program is comprised of three primary components: base salary, annual incentive compensation in the form of cash bonuses, and long-term, equity-based incentive awards.

Base Salaries.    An executive officer’s base salary is determined by evaluating the responsibilities of the position held and the competitive marketplace for executive talent. The base salary is intended to be competitive with base salaries paid to executive officers with comparable qualifications and responsibilities at other similarly situated companies.

Bonuses.    The Company pays bonuses to its executive officers based primarily upon the Company’s performance during the year, the performance of each executive officer and compensation survey information for executives employed within the Company’s market segment. In determining the incentive bonus amount paid to each executive officer, the Committee considers several factors, including the Company’s growth and the strength of financial position, and non-financial performance relating to overall Company improvements.

Long-term, Equity-Based Incentive Awards.    The general purpose of long-term awards, currently in the form of stock options, is to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Additionally, long-term awards foster the retention of executive officers and provide executive officers with an incentive to achieve superior performance over time. In approving stock option grants, the Committee bases its decision on each individual’s performance and potential to improve stockholder value. The Committee has broad discretion to determine the terms and conditions applicable to each option grant, including the vesting schedule and terms upon which the options may be exercised. Since the exercise price of each stock option must be at least equal to the market price of our common stock on the date of grant, the options do not become valuable to the holder unless our shares increase in market value above the price of the common stock on the date of grant and the executive officer remains with the Company through the applicable vesting period.

The Committee reviews and determines J. Mario Molina, M.D.’s compensation pursuant to the principles noted above. Specific consideration is given to Dr. Molina’s responsibilities and experience in the industry and compensation packages awarded to chief executive officers of other comparable companies. In addition, the Committee reviews and approves the annual compensation of the other executive officers of the Company.

Tax Considerations

Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its executive officers named in its summary compensation table to $1 million per executive per year. This limitation applies only to compensation which is not considered to be performance-based. Based on fiscal year 2002 compensation levels, no such limits on the deductibility of compensation applied to any officer of the Company.

Compensation Committee

Charles Z. Fedak, CPA, M.B.A.

    Chairman

Ronna Romney

Sally K. Richardson*

Carl D. Covitz*

* Ms. Richardson and Mr. Covitz were appointed to the Compensation Committee on November 5, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following discussion shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

During the fiscal year ended December 31, 2002, the Compensation Committee was comprised of Charles Z. Fedak (Chairman), Ronna Romney and Ronald Lossett. No member of our compensation committee currently serves, or served during the fiscal year ended December 31, 2002, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

STOCK PERFORMANCE GRAPH

The following discussion shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

On December 31, 2002, no class of our common stock was registered under Section 12 of the Securities Exchange Act of 1934, as amended. Accordingly, we have not included a stock performance graph in this proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company to report to its stockholders those directors, officers and owners of more than 10% of any class of the Company’s equity securities registered pursuant to Section 12 of the Exchange Act, who fail to timely file reports of beneficial ownership and changes in beneficial ownership of Common Stock or other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of such reports, the Company believes that all reports were filed on a timely basis.

OTHER INFORMATION

Cost of Solicitation

The Company has retained Georgeson Shareholders Communications Inc. to solicit proxies on behalf of the Company and to provide stockholder meeting services for a fee of $7,500 plus reasonable out-of-pocket expenses. These and all other expenses incurred in the solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the Company and its directors, officers and employees may also solicit proxies personally, by telephone or other appropriate means. No additional compensation will be paid to directors, officers or other employees for such services. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Proposals of Security Holders

Proposals of security holders intended to be presented at the 2004 Annual Meeting of Stockholders under SEC Rule 14a-8 must be made in accordance with the Company’s Bylaws, and must be received by the Company for inclusion in the proxy relating to that meeting (expected to be mailed in February 2004) no later than February 12, 2004.

Pursuant to the Company’s Bylaws, for nominations of directors or other business to be brought before the meeting by a stockholder, a stockholder must give notice which must be delivered to the secretary of the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (unless the meeting is more than 30 days prior to the anniversary of the preceding year’s annual meeting, in which case the notice may be delivered not less than 90 nor more than 120 days prior to the meeting or no later than the 10th day following the day on which the public announcement of the date of the meeting is made), and the notice must otherwise be in compliance with, the Company’s Bylaws. To comply with the Bylaws, such notice must be delivered to the secretary of the Company no earlier than January 13, 2004 and no later than February 12, 2004.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

J. Mario Molina, M.D.

Chairman of the Board, Chief Executive Officer and President

Dated: November 6, 2003

Appendix A

Audit Committee Charter

MOLINA HEALTHCARE, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee’s purposes include but are not limited to:

•	Assisting with the Board of Directors’ oversight of among other things:

-	the integrity of the Company’s financial statements;

-	review of the independent auditor’s qualifications and independence;

-	the performance of the Company’s internal audit function;

-	the performance of the Company’s independent auditor; and

-	the Company’s compliance with legal and regulatory requirements pertaining to the aforementioned matters, consistent with regulations promulgated by the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, Inc.

•	Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company’s management, internal auditors and independent auditor.

•	Preparing the report of the Audit Committee to be included in the Company’s annual proxy statement, as required by the rules of the SEC.

COMPOSITION AND QUALIFICATIONS

The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), other applicable laws and the New York Stock Exchange, Inc. Each member of the Audit Committee shall be financially literate. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as each such qualification is interpreted by the Board of Directors in its business judgment, and at least one member shall be a “audit committee financial expert” as such term is defined by the SEC.

RESPONSIBILITIES AND POWERS

The Audit Committee’s responsibilities and powers include but are not limited to:

1.	Reviewing the annual audited financial statements with management and the independent auditor. In connection with such review, the Audit Committee will:

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

•	Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

•	Review with the independent auditor any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work.

•	Review with the independent auditor and the senior internal auditing executive the adequacy of the Company’s internal financial and accounting controls and any significant findings and recommendations.

•	Review all reports required to be submitted by the independent auditor concerning (a) all critical accounting policies and practices used, (b) all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent auditor and (c) any other material written communications between the independent auditor and management, including all management letters and management’s response to any such letter.

•	Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection of application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company and (c) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP information).

2.	Discussing with management and the independent auditor the Company’s quarterly financial statements in advance of SEC filings.

3.	Discussing with management the Company’s disclosures under “Management’s Discussion and Analysis” prior to the filing of the Company’s quarterly and annual SEC reports.

4.	Discussing general policies and procedures addressing earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies (i.e., the types of information to be disclosed and the type of presentation to be made).

5.	Overseeing the external audit coverage. The Company’s independent auditor reports of the Audit Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. In connection with its oversight of the external audit coverage, the Audit Committee will:

•	Have the sole authority to appoint and replace the independent auditor.

•	Have the sole authority to approve the engagement letter with, and the fees to be paid to, the independent auditor.

•	Pre-approve all non-audit services to be performed by the independent auditor and the related fees for such services (subject to the limited exceptions set forth in the Sarbanes-Oxley Act), with each such pre-approval to be reported in the Company’s next periodic report to be filed with the SEC.

•	Obtain confirmation and assurance as to the independence of the independent auditor, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between such independent auditor and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditor regarding any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking appropriate action in response to the independent auditor’s report to satisfy itself of their independence.

•	At least annually, obtain and review a report by the independent auditor describing (a) the firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, in respect of one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	Meet with the independent auditor prior to the annual audit to discuss planning and staffing of the audit.

•	Review and evaluate the performance of the independent auditor, as the basis for a decision to reappoint or replace the independent auditor.

•	Assure regular rotation of the lead audit partner, as required by the Sarbanes-Oxley Act, and consider whether rotation of the outside auditor is required to ensure independence.

6.	Oversee internal audit coverage. In connection with its oversight responsibilities, the Audit Committee will:

•	Review the appointment or replacement of the senior Company employee responsible for internal auditing or outside internal audit contractor.

•	Review (in consultation with management, the independent auditor and the senior Company employee responsible for internal auditing) the plan and scope of internal audit activities.

•	Review internal audit activities, budget and staffing.

•	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

7.	Review with the independent auditor and the senior Company employee responsible for internal auditing the adequacy of the Company’s internal controls and any significant findings and recommendations with respect to such controls.

8.	Resolve any differences in financial reporting between management and the independent auditor.

9.	Establish procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

10.	Discuss policies with respect to risk assessment and risk management.

11.	Meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

12.	Meet periodically (and not less than annually) in separate executive session with each of the chief financial officer, the senior Company employee responsible for internal auditing and the independent auditor.

13.	Review and make approval decisions regarding all “related-party transactions” requiring disclosure under SEC Regulation S-K, Item 404.

14.	Review periodically with the Company’s General Counsel (i) legal and regulatory matters which may have a material effect on the financial statements of the Company and (ii) the Company’s corporate compliance policies and codes of conduct.

15.	The Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties. The Committee shall have sole authority to approve fees and engagement terms relating to any such engagement.

16.	Report regularly to the Board of Directors with respect to Audit Committee activities.

17.	Prepare the report of the Audit Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

18.	Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

MEETINGS

The Audit Committee shall meet at least quarterly or more frequently if circumstances dictate. Two members shall constitute a quorum so long as one of the members present is the “financial expert.” A majority of the members present shall decide any question brought before the Audit Committee. At the discretion of the Audit Committee, the non-voting management liaison to the Audit Committee designated by the Board of Directors shall attend Audit Committee meetings.

The Audit Committee’s responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Audit Committee relies to a significant extent on information and advice provided by management and independent advisors. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

PROXY

MOLINA HEALTHCARE, INC.

One Golden Shore Drive

Long Beach, California 90802

This Proxy is Being Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of Molina Healthcare, Inc., a corporation under the laws of the State of Delaware, hereby appoints J. Mario Molina, M.D. and Mark L. Andrews, Esq., as proxies of the undersigned, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated below, all of the shares of Molina Healthcare, Inc., which the undersigned is or may be entitled to vote at the Annual Meeting of Stockholders to be held at The Hilton Long Beach, International Ballroom located at 701 West Ocean Boulevard, Long Beach, California, 90831, at 10:00 a.m. local time, on December 4, 2003, or any adjournment or postponements thereof. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares in connection with the following matters and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS BELOW.

1.	The election of two (2) Directors of the Company.
☐ FOR both nominees listed (except those nominees whose names have been stricken pursuant to the instruction below)	☐ WITHHOLD AUTHORITY to vote for both nominees listed

Nominees: George S. Goldstein, Ph.D. and Ronald Lossett, CPA, D.B.A.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list above)

2.	Ratify the selection of Ernst & Young LLP as the Company’s independent accountants for the fiscal year ending December 31, 2003.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). This proxy may be revoked by the undersigned stockholder(s) prior to its exercise.

If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Annual Meeting and Proxy Statement, both dated November 6, 2003.

Signature(s):		Date:
(Signature)

Signature(s):		Date:
(Signature if held jointly)

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.